NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
NET LOSS PER SHARE

NOTE 12-NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per share for the years ended December 31, 2021, 2020 and 2019:

	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Numerator:
Net loss	$(5,828)	$(23,676)	$(3,913)
Denominator:
Weighted average shares outstanding-Basic	36,027	35,881	35,556
Potentially dilutive ordinary share equivalents-stock options and restricted stock	—	—	—
Weighted average shares outstanding–Diluted	36,027	35,881	35,556
Net loss per share–Basic	$(0.16)	$(0.66)	$(0.11)
Net loss per share–Diluted	$(0.16)	$(0.66)	$(0.11)

The dilutive effect of share-based awards is reflected in diluted net loss per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and unvested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense are assumed proceeds to be used to repurchase hypothetical shares. An increase in the fair market value of the Company’s ordinary share can result in a greater dilutive effect from potentially dilutive awards.

For the years ended December 31, 2021, 2020 and 2019, there was nil ordinary shares that were dilutive.